Karen Colonias CEO Brian Magstadt CFO STRENGTH BUILT IN March | 2020

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2IE of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may," "likely," "potentially," or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. Forward-looking statements are subject to inherent uncertainties, risk and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in our forward looking statements include, among others, those discussed under Item 1A. Risk Factors and Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10-K and subsequent filings with the SEC. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. 2

Investment Highlights Industry leader with unique business model, strong brand recognition and trusted reputation Diversified product offerings and geographies mitigates exposure to cyclical U.S. housing market Leadership position in wood products with significant opportunities in all addressable markets Industry-leading gross profit and operating margins Strong balance sheet enables financial flexibility and stockholder returns Committed to returning a minimum of 50% of cash flow from operations to stockholders 3

Company Overview Simpson Manufacturing Co. designs, engineers and manufactures structural connectors, anchors, fasteners, software solutions and other products for new construction, repair and remodel, and do-it-yourself markets Key Facts and Figures Unique Business Model … • Ticker: NYSE:SSD • Simpson has spent over 60 years providing the highest-quality • Market Cap(1): $3.77 B structural building solutions, and has built a strong foundation of product innovation, customer service and industry leadership • Year Founded: 1956 • Simpson is seen as a thought leader in supporting the process of • Year Public: 1994 building safer, stronger structures in collaboration with customers, • 2019 Revenue: $1.14 B specifiers and code officials • Simpson continues to differentiate from competitors across • Headquarters: Pleasanton, CA operating segments by designing and marketing end-to-end • Operations in 50 locations construction product systems globally • Simpson promotes a culture of employee ownership focused on • Employees: 3,337 the value and contributions of every employee …Drives Stockholder Value • Balanced capital allocation strategy utilizes free cash flow to grow the business and to provide returns to stockholders(2): ~12% $241 M ~75% Increase in quarterly Share Cash flows from dividend repurchases operations returned to stockholders (1) As of February 20, 2020. 4 (2) Data represents January 1, 2017 to December 31, 2019.

Products for Construction 303 56 659 128 186 Engineers Engineering & Patents & Patents Code Reports Lab Technicians Trademarks Pending Wood Construction Products • Produce and market over 10,000 standard and custom products • Typically made of steel and are used primarily to strengthen, support and connect wood joints SAMPLE PRODUCT LINES: Truss plates, screw-delivery systems, holdowns, fasteners, joist hangers, wood & steel shearwalls, moment frames Product Applications DIY: Decks Multi-Family Outdoor Accents® Hardware Single Family 5

Products for Construction (continued) Concrete Construction Products • Produce and market over 1,000 standard and custom products • Composed of various materials including steel, chemicals and carbon fiber used to anchor, protect and strengthen concrete SAMPLE PRODUCT LINES: Powder-actuated tools, mechanical anchors, adhesives, concrete repair systems, fiberglass jackets, carbon fiber Six Key End Markets Light-Framed Waste Water Commercial Bridge and Retrofit Direct OEM Construction Treatment Plants Cold-Formed Steel Marine Aligns with core Strong product mix Historical success Strong product Investments have FX-70 and CSS competency and and historical with stainless steel offering & new developed a product lines are allows leveraging success with and crack injection opportunity to sell strong, high margin top in industry of resources customer group offerings direct product mix 6

Addressable Market Opportunity(1) Addressable Market $1.3 B (9%) $5.8 B Addressable Market $730 M (13%) $15.0 B $1.5 B Addressable Market: $1.5 B (100%) Fasteners (Addressable) Concrete (Addressable) Wood Connectors & Truss (Addressable) (1) Note: Market sizes and market shares based on internal estimates using information as of December 31, 2019. Includes North America, 7 Europe and Pacific Rim.

Simpson’s Share of Addressable Market(1) SSD’s Share $187 M (14%) SSD’s Share $730 M $161 M (22%) $1.3 B $1.5 B SSD’s Share $786 M (52%) Fasteners (SSD Share) Concrete (SSD Share) Wood Connectors & Truss (SSD Share) (1) Note: Market share based on net sales as of the full year ended December 31, 2019. Market sizes based on internal estimates using 8 information as of December 31, 2019. Includes North America, Europe and Pacific Rim.

Net Sales Correlation to U.S. Housing Starts Our investments in adjacent products and markets have helped mitigate our exposure to a cyclical U.S. housing market over time… $1,200 2.0 $1,100 1.8 $1,000 1.6 $900 1.4 Housing Starts (M) $800 $700 1.2 $600 1.0 ($M) $500 0.8 $400 0.6 $300 0.4 $200 $100 0.2 $0 0.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Gross 42.1% 39.8% 40.3% 35.1% 44.0% 44.9% 43.0% 44.5% 45.5% 44.9% 47.6% 45.4% 44.5% 43.3% Margin: North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts 9

Strategic Growth Initiatives Rationale …while also allowing us to provide a complete product solution to our customers and to improve sales and margins in our core wood connector business. EUROPE CONCRETE SOFTWARE • Attractive opportunity to • Sharpening focus on • Supports retaining our grow wood connectors, higher-margin product lines leadership position in wood fasteners and concrete to drive profitability and connector products through products with tailwinds from increase market share from availability of end-to-end improved economic 10% in 2016 to 14% by product and software conditions 2020 solution • Helps diversify from • Complementary to wood • Development of best-in- significant exposure to U.S. construction product class truss software housing starts offering solution, specifically, enhances technological • Expands trusted brand • Able to perform throughout capabilities to remain reputation through all industry cycles given competitive extensive testing and less reliance on U.S. education capabilities housing starts for growth • Over 40% of our core wood connector sales are to customers with software needs 10

Simpson Strong-Tie Software Strategy Over 40% of our core wood connector sales are to customers with software needs Design Input Estimation Workflow Output Simpson’s Proprietary Bill of Back-Office Web 2D / 3D Software Pipeline Material Systems Apps Takeoffs Simpson Hyphen LotSpec Truss Studio Option Management Products Supply Pro STRATEGIC RATIONALE • Without software solutions, we believe a meaningful portion of our core wood connector products business would be at risk • Investments in software have enhanced our technological capabilities to remain competitive in wood construction space • Simpson’s proprietary software allows data to transfer into “estimation workflows”, where customers can: • Review blueprints and provide builders with a required bill of materials, specified with Simpson products • Submit the bill of materials into their back-office systems to save and process the order 11

Competitive Advantages Aside from our strong brand recognition and trusted reputation, Simpson is unique due to: • Strong customer support and education for engineers, builders, contractors and code officials • Provide on-site customer installation training and support • Extensive product testing capabilities at our state-of- the-art test lab • We lead the industry in developing higher load values, faster product installations and increased building safety standards to better serve the needs of our customers • Product availability with delivery in typically 24 – 48 hours or less • Active involvement with code officials and agencies to improve building construction practices Testing of Simpson Strong-Tie® FX-70 Structural Repair and Strengthening System at Simpson’s Tyrell Gilb Research Lab – the industry’s first full-scale, cyclic test of a repaired wood pile. 12

Operating Income Margin Outperformance Simpson Historical Operating Income Margin Versus Proxy Peer Average(1) 25.0% 19.9% 20.0% 16.4% 15.1% 14.1% 13.8% 14.1% 16.0% 15.9% 15.0% 13.3% 13.2% 13.3% 12.3% 12.1% 11.6% 9.4% 9.5% 12.6% 10.7% 10.0% 7.8% 9.4% 6.0% 6.1% 5.5% 5.0% 3.2% 3.2% 0.0% (0.4%) (5.0%) (6.2%) (10.0%) (8.3%) (15.0%) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019(2) SSD Proxy Peer Average (1) (1) Proxy peer average includes: AAON, AMWD, APOG, AWI, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX, USCR and WMS. (2) 2019 data for AAON, AWI, ROCK, PGTI, TREX and USCR represent last twelve months ended September 30, 2019. 13

Strong Business Drives Stockholder Value From 2010 – 2019, Simpson has grown EPS by 414% and increased its annual dividend by 118% Our 2019 Sales by Product… EPS(1) ($ USD Millions) Other $0 $2.98 $2.72 Concrete Construction $1.94 $187 $1.86 $1.29 $1.38 $1.04 $1.05 $0.87 Wood $0.58 Construction $949 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 and Across Operating Segments Dividends Per Share(2) ($ USD Millions) Asia/Pacific $0.91 $0.87 $9 $0.81 Europe $0.70 $155 $0.62 $0.55 $0.50 $0.50 $0.50 $0.40 North America $973 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (1) The enactment of the Tax Cuts and Jobs Act in December 2017 resulted in a provisional net charge of $2.2 million in the fourth quarter of 2017, or an impact of $0.04 per fully diluted share. (2) Chart represents annual dividends declared. Part of the 2013 dividend was accelerated due to uncertainty of changes to tax code in 2013. The dividend paid in December 2012 is included in 2013. 14

Disciplined Capital Allocation Strategy Simpson has established a current target capital return to stockholders of a minimum of 50% of cash flows from operations through both dividends and repurchases of its common stock • Improve cash flow through better Cash Flow from management of working capital and overall balance sheet discipline Operations • Committed to returning 50% of cash flow from operations to stockholders Organic Growth Share Repurchases Dividends Investments • Maintain opportunistic approach • Focus primarily on organic • Maintained and grown quarterly • $100 million share repurchase growth opportunities through cash dividends consistently authorization through 2020 strategic capital investments in since 2004 the business 15

Thoughtful Deployment of Capital In three years(1) we have… • Increased our quarterly dividend by approximately 12% • Repurchased more than $240 million in shares, including a record $111 million in fiscal 2018 …resulting in returns of our cash flow from operations to stockholders of approximately 75% Cash Flow from Operations, Capital Invested and Capital Returned (2017 –2019(1)) $485 M $241 M $120 M $117 M $38 M Cash Flow from Capital Acquisitions & Share Dividends Operations Expenditures Purchase of Repurchases Intangible Assets (1) Data represents January 1, 2017 to December 31, 2019. 16

2020 Plan(1) KEY OBJECTIVES FY 2016 Actual 2020 PLAN FOCUS ON ORGANIC (2) 1 GROWTH • $861 M Net Sales • ~8% Organic Net Sales CAGR RATIONALIZE COST • 31.8% Operating Expenses as a % • ~26% - 27% Operating Expenses as a % of Net STRUCTURE TO of Net Sales Sales 2 INCREASE • 16.4% Operating Income Margin • ~16% - 17% Operating Income Margin PROFITABILITY IMPROVE WORKING CAPITAL MANAGEMENT • 2x Inventory Turn Rate • Working with external consultant to identify 3 & BALANCE SHEET further improvements to inventory management DISCIPLINE IMPROVE RETURN ON INVESTED CAPITAL(3) • Execution on the 2020 Plan is expected to substantially enhance ROIC • Expect to achieve 15% to 16% ROIC target by FY 2020, up from 10.4% in FY 2016 INCREASE CAPITAL RETURN TO STOCKHOLDERS • Committed to returning 50% of cash flow from operations to stockholders • Utilize capital from inventory reductions and balance sheet efficiency improvements to repurchase shares • Review properties for potential sale / sale-leaseback options; capital release to be used for repurchases (1) Note: Updated as of July 29, 2019. The initial 2020 plan was unveiled on October 30, 2017. (2) Based on FY 2016 reported net sales of $861 million. (3) See slide 28 for Return on Invested Capital (ROIC) definition. 17

3-Year Relative Price Performance Recent stock price performance reflects clarity surrounding business strategy, growth prospects and operational efficiencies SSD: +83% Proxy Peers: +59% S&P 500: +44% DJUSBM: +31% Simpson Manufacturing Co., Inc. DJ US TM/Building Materials & Fixtures Index Proxy Peers S&P 500 Note: Proxy peer average includes: AAON, AMWD, APOG, AWI, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX, USCR and WMS. Note: As of December 31, 2019. 18

Robust Sustainability Programs We believe in doing what’s right for our people, customers and community Environmental Efforts Social Programs Manufacturing Process Employee Involvement Our value engineering process optimizes design while Our employees dedicate hundreds of volunteer hours each maximizing performance for construction year in their local communities Energy Efficiencies All Inclusive Workplace We strive to increase energy efficiencies at our facilities for Our Boulstrop, Denmark, branch was named “Inclusive environmentally friendly, cost-effective operations Workplace of the Year” in 2014 Sustainable Building Practices Scholarships We support established national and local sustainable Our program provides financial assistance to employees’ building practices children, and to engineering and architecture students Recycling Sponsorships We recycle most key materials to reduce our impact on the We sponsor a variety of campaigns to help support those in environment our industry Innovative Product Use Disaster Relief Our products strengthen structures they are installed in, Simpson supports disaster relief and recovery efforts making them more able to resist natural forces around the globe Quality Programs Industry Recognition We follow a quality system that manages defined We collaborated with academia on the NEESWood procedures to ensure consistent product quality Capstone project Environmental Health & Safety Careers We conduct safety audits at our manufacturing facilities We value the individuals and the creativity that individuals around the world can bring to the workplace For more information, visit http://www.simpsonmfg.com/social-responsibility 19

APPENDIX

Recent Developments CORPORATE DEVELOPMENTS • Inaugural report communicating Simpson’s corporate responsibility and sustainability efforts to be published in March 2020 • Retirement of Ricardo Arevalo, Chief Operating Officer, in February 2020 • Formal search for permanent successor in-progress CUSTOMER DEVELOPMENTS • Recently signed one of the largest U.S. homebuilding companies onto Simpson’s builder program • 23 of 25 top U.S. builders now engaged on Simpson's builder program • Simpson product lines to be carried at Lowe’s beginning in mid-2020 upon expiration of exclusivity contract with The Home Depot the period 21

Wood Construction — Product Spotlight Outdoor Accents® Decorative Hardware • Outdoor Accents wood connectors and fasteners offer decorative appeal and structural strength to outdoor living areas such as pergolas, gazebos and patio covers • The hardware accommodates various lumber sizes, providing flexibility for designing and building custom outdoor structures Select Outdoor Accents Products APB ADJUSTABLE APT FLAT OUTDOOR ACCENTS POST BASE FOR STRAPS FOR STRUCTURAL WOOD SCREW COLUMNS AND POSTS 90 ANGLES AND HEX-HEAD WASHER 22

Concrete Construction — Product Spotlight Mechanical Anchors • Our mechanical anchors are designed to install easily and securely into a variety of base materials — including concrete, brick and stone • For applications where there is a risk of concrete cracking, specific anchors have been designed and tested to offer reliability under these conditions • Engineers and contractors trust Simpson Strong-Tie anchors for optimum performance under the most demanding structural applications Select Mechanical Anchors Products TITEN HD® HEAVY TITEN® 2 CONCRETE STRONG-BOLT® 2 DUTY SCREW ANCHOR AND MASONRY SCREW WEDGE ANCHOR 23

Wood Construction — Product Spotlight Truss Products Truss Software • Truss plates are made from light-gauge • Our truss software supports our core wood product galvanized steel and are pressed into lumber to offering by providing a complete system join wood members together, which create a • Our Component Solutions® truss software suite structural roof truss offers comprehensive project management and • Our manufacturing facilities incorporate state-of- design tools in a real-time 3D experience the-art technology to consistently produce top- • Truss Studio® provides simple, robust tools for quality truss connector plates with some of the truss design that enable Designers to become highest loads in the industry proficient in less time • CS Director® streamlines project management by Select Truss Products and Software scheduling and tracking tasks, creating truss libraries, managing workflows and providing access to remote team members • EWP Studio® is a layout, design and analysis solution for engineered wood products that complements our component software offering TRUSS PLATES ROOF TRUSS SEISMIC AND CLIPS HURRICANE TIES 24

Software Critical to Preserve & Grow Core Business Technology strengthens our value proposition as the industry trusted partner in construction solutions and building software systems. INVESTMENTS IN SOFTWARE Acquired CG Visions (January 2017) Proprietary Truss Software • Provides expertise and resources to offer • Ongoing development to support truss software solutions and services to builders and component manufacturers lumber building material dealers • Small and medium-sized component • Supports efforts to further develop integrated manufacturers represent >40% ~$500of truss M market software component solutions for the building • Focused on converting medium-sized industry customers • Enabled by increased software capabilities and sophistication of our solutions THREE PILLARS DEVELOPMENT PARTNER ACQUIRE • Truss Studio design • Hyphen back office ERP • CG Visions • Director management • CSD I joist floor design • LotSpec Acad & Revit options • Web apps • Wall panel design 25

2020 Plan Improvements by Initiative In an effort to both reduce costs and drive profitability, we will be focused on operational improvements in our key focus areas. EUROPE CONCRETE SOFTWARE • Consolidated European • Ceased development of • Investing in software management team to one low-margin concrete repair solution enhancements head of operations; product lines; addressable while holding R&D creates efficiencies and market size shifts to $1.3B expenses steady accountability across • Improved concrete gross • Refocus efforts on European business profit margins by 240 basis medium-sized truss • Divested Gbo Poland and points year-over-year in component manufacturers Gbo Romania; enables 2018 to grow share management to focus on • Focus on higher-margin • Continue to support end user markets core to product lines and cease smaller-sized its strategy acquisitions in concrete customers • Consolidated two repair space • Improve operating operating facilities with efficiencies through duplicative operations into rationalization of a single location; expect to manufacturing footprint realize cost savings 26

Track Record of Stockholder Engagement and Responsiveness • Members of our management and Board engaged with stockholders, representing ~51% of our shares, regarding compensation and governance topics, which resulted in the following changes:  Introduced long-term incentive award with three year relative TSR performance modifier 2015  Increased percentage of NEO’s compensation that is delivered in equity and vests over multiple years  Added stock ownership guidelines for each of our Named Executive Officers and directors  Improved disclosure of our compensation programs • In direct response to stockholder feedback and following a deep review of our executive compensation and governance practices, the Board approved several significant changes including:  Transformed our executive compensation program to enhance long-term performance orientation • Increased the proportion of total NEO compensation delivered in equity with multi-year vesting • Established three year performance measurement period in long-term incentive awards 2016 • Adopted operational metrics in long-term incentives that align with our strategy • Modified compensation targeting practices to target the median for compensation elements  Eliminated the stockholder rights plan  Shortened director term limits to 15 years for new directors that are elected to the Board (current directors’ term limits will remain at 20 years)  Adopted compensation risk policies; clawback, anti-hedging and anti-pledging • Called a special meeting to provide stockholders with an opportunity to vote on Board declassification and the elimination of cumulative voting 2017 • Committed to adopt proxy access after the special meeting of stockholders • Unveiled "2020 Plan" to improve operational performance and enhance stockholder value • Peter Louras served as the Company’s chairman until December 31, 2018 and will continue to serve on the Board until the 2019 annual meeting. In accordance with the Board’s Corporate Governance Guidelines on director tenure, which provides that no non-employee director who was on the Board prior to 2016 will be nominated for reelection after 20 years of board 2018 service, the Board does not plan to nominate Mr. Louras for re-election at the 2019 annual meeting of the Company’s stockholders. • Announced the election of current board member James Andrasick as chairman of the Board, effective January 1, 2019 • Enhanced focus on Environmental, Social and Governance (“ESG”) reporting company-wide; committed to greater ESG 2019 disclosure in 2020 The Board has a track record of engaging with and seeking the feedback of our stockholders as well as taking action on the feedback received. 27

Return on Invested Capital (“ROIC”) Definition When referred to in this presentation, the Company’s return on invested capital (“ROIC”) for a fiscal year is calculated based on (i) the net income of that year as presented in the Company’s consolidated statements of operations prepared pursuant to generally accepted accounting principles in the U.S. (“GAAP”), as divided by (ii) the average of the sum of total stockholders’ equity and total long-term interest bearing liabilities, (which for the Company are long-term capital lease obligations), at the beginning of and at the end of such year, as presented in the Company’s consolidated balance sheets prepared pursuant to GAAP for that applicable year. As such, the Company’s ROIC, a ratio or statistical measure, is calculated using exclusively financial measures presented in accordance with GAAP. 28

SIMPSON’S PEOPLE MAKE THE DIFFERENCE simpsonmfg.com/financials 29